                     Exhibit 32.1


                 CERTIFICATION PURSUANT TO
                  18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO
       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

	In connection with the Quarterly Report of Versar, Inc. (the "Company") on Form 10-Q for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Theodore M. Prociv, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

	(1)	the Report fully complies with the requirements of
			section 13(a) or 15(d) of the Securities Exchange
			Act of 1934; and

	(2)	the information contained in the Report fairly
			presents, in all material aspects, the financial condition and results of operations of the Company.


/S/ Theodore M. Prociv
__________________________
Theodore M. Prociv
President and CEO

February 11, 2005

                                     35

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                             Exhibit 32.2

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

	In connection with the Quarterly Report of Versar, Inc. (the "Company") on Form 10-Q for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence W. Sinnott, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of
		section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents,
		in all material aspects, the financial condition and results of operations of the Company.


/S/ Lawrence W. Sinnott
__________________________
Lawrence W. Sinnott
Senior Vice President and
Chief Financial Officer

February 11, 2005


                                     36

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